T. Rowe Price Spectrum Income Fund

Supplement to Summary Prospectus

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund’s prospectus dated May 1, 2010, prospectus supplement dated April 1, 2011, and Statement of Additional Information dated May 1, 2010.

The second paragraph under “Management” is revised as follows:

Portfolio Manager  Edmund M. Notzon III is Chairman of the fund’s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989. Effective May 1, 2011, Charles M. Shriver will join Mr. Notzon as co-chairman of the committee and will become sole chairman of the committee on October 1, 2011.

The date of this supplement is April 1, 2011.

F88-041-S    4/1/11